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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2001



                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-19442                 06-1118515
(State or other jurisdiction)          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


    48 Monroe Turnpike, Trumbull, Connecticut                       06611
     (Address of principal executive offices)                     (Zip Code)

                                 (203) 459-6000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         The Company's Press Release dated April 3, 2001 announcing the
Company's intention to begin trading on the New York Stock Exchange effective
April 18, 2001 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99       Press Release dated April 3, 2001


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  OXFORD HEALTH PLANS, INC.


Date: April 3, 2001                               By:      /s/ Marc M. Kole
                                                               MARC M. KOLE
                                                        Chief Accounting Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

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
Exhibit                                                                  Page
Number            Description of Document                               Number
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
  99              Press Release dated April 3, 2001                       5


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